LANDAUER®


GLOBAL MONITORING
01/07-03/07
Dr. Susan Winters
BRIAN SUMMERS
RADIOLOGY
UNIVERSITY MEDICAL CENTER
U.S. ARMY

Respect
Innovation
Honesty
Reliability

Investor Presentation

May 2014

LANDAUER®

Safe Harbor Statement

Some of the information shared here (including, in particular, the section titled "Fiscal 2014 Outlook") constitutes forward-looking statements that are based on assumptions and involve certain risks and uncertainties. These include the following, without limitation: assumptions, risks and uncertainties associated with the Company's future performance, the Company's development and introduction of new technologies in general; the ability to protect and utilize the Company's intellectual property; continued customer acceptance of the InLight technology; the adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats; military and other government funding for the purchase of certain of the Company's equipment and services; the impact on sales and pricing of certain customer group purchasing arrangements; changes in spending or reimbursement for medical products or services; the costs associated with the Company's research and business development efforts; the usefulness of older technologies and related licenses and intellectual property; the effectiveness of and costs associated with the Company's IT platform enhancements; the anticipated results of operations of the Company and its subsidiaries or ventures; valuation of the Company's long-lived assets or business units relative to future cash flows; changes in pricing of services and products; changes in postal and delivery practices; the Company's business plans; anticipated revenue and cost growth; the ability to integrate the operations of acquired businesses and to realize the expected benefits of acquisitions; the risks associated with conducting business internationally; costs incurred for potential acquisitions or similar transactions; other anticipated financial events; the effects of changing economic and competitive conditions, including instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; foreign exchange rates; government regulations; accreditation requirements; changes in the trading market that affect the costs of obligations under the Company's benefit plans; and pending accounting pronouncements. These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from what is anticipated today. These risks and uncertainties also may result in changes to the Company's business plans and prospects, and could create the need from time to time to write down the value of assets or otherwise cause the Company to incur unanticipated expenses. Additional information may be obtained by reviewing the information set forth in Item 1A "Risk Factors" and Item 7A "Quantitative and Qualitative Disclosures about Market Risk" and information contained in the Company's Annual Report on Form 10-K for the year ended September 30, 2013 and other reports filed by the Company, from time to time, with the Securities and Exchange Commission. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in the Company's expectations, except as required by law.

LANDAUER®

Landauer Today

The Global Leader in Radiation Science and Services

Business Facts

LANDAUER®

- Based in Glenwood, IL
- Founded in 1954
- Approximately 650 employees
- Global Platform and Infrastructure
- 73,000 annual customers served; 1.8M annual individuals served
- 94%+ Customer retention rates

Three Operating Segments

- Radiation Measurement
  - 85% of FY 2013 Op Income
- Medical Physics
  - 12% of FY 2013 Op Income
- Medical Products
  - 3% of FY 2013 Op Income



LANDAUER® MEDICAL PHYSICS

IZI Medical Products

* Normalized to adjust for charges

Financial Highlights

- $150 Million in Annual Revenue (Fiscal 2013)
- ~ 90% Recurring Revenues
- $49 Million in Adjusted EBITDA (Fiscal 2013)
- $173 Million in Cumulative Dividends paid over last 10 years

Diverse Markets Served

- Healthcare & Education
- National Security
- Energy
- Industry
- Military/Emergency Response



LANDAUER

Attractive Niche Business Model – Annuity Focused

Strong, Stable Core Business

Radiation Measurement

90% Annuity Service
10% Equipment

Occupational Monitoring/Patient Monitoring

Market Opportunity:
$365M

85% of LDR's Operating Income

Complementary Growth Businesses

Medical Physics	**Medical Products**
90% Annuity Service 10% Episodic	**100% Consumables**
Imaging Physics/Therapy Physics	Therapy/Diagnostic Accessories
Market Opportunity: **$1B**	Market Opportunity: **$200M**

15% of LDR's Operating Income

Growth Opportunities

- **Military Beyond Army**
- **Informatics**
- **Patient Monitoring**
- **Global/National Patient Dose Benchmarking**
- **Nuclear**

LANDAUER®

What is the Opportunity

Radiation Risk: Not Managed Consistently/More Complex

ENTERPRISE WIDE RADIATION SAFETY SOLUTION

VALUE PROPOSITION

COMPETITIVE ADVANTAGES

- First Mover Advantage
- Market Leading Positions
- Best in Class Technology
- Integrated Platform and Infrastructure
- Large, Diverse Client Base

The Only Enterprise Wide Radiation Safety Solution Provider


ENTERPRISE WIDE RADIATION SAFETY SOLUTION
Radiation Measurement
Medical Physics
Medical Products
LANDAUER®

MARKET DEMAND

INDUSTRY TRENDS

- Healthcare Consolidation
- The Joint Commission - New Accreditation Standards
- Radiation Treatment Complexity
- Tougher State and Federal Regulations
- Cost Reduction Pressures

No Single Individual Managing Radiation Risk Consistently Across A Healthcare System

$1.5 BILLION ADDRESSABLE MARKET OPPORTUNITY

LANDAUER

Driving Strong Cash Flows…


$ (Millions)
Free Cash Flow
$25
$20
$15
$10
$5
$0
$10,296
$18,314
$22,321
$16,605
$17,749
1st Half FY 2014
2010
2011
2012
2013
1H 2014

- Cumulative FCF Generation of +$85M since 2010

Cash Flow Priorities & Strategy

- Fund strong dividend
- Invest in the business
- Pay down debt

Strong FCF Generation is an important component of the Landauer value proposition

LANDAUER®

…Generating Robust Dividend Payments…

"Best In Class" Dividend Yield



$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
Annual Dividend Per Share
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
2009
2010
2011
2012
2013
Annual Dividend per Share
Avg Dividend Yield

Committed to Strong Shareholder Returns

- Priority towards returning cash to shareholders
- Currently over 4% dividend yield
- Annual dividend rate of $2.20 per share

LANDAUER®

...Providing Cash Surpluses

Available Surplus Cash After Fixed Cash Payments

Six Months Ending F2014	(000's)
Net Cash Provided by Operating Activities	$ 20,164
Less: Capital Expenditures	$ (2,415)
Free Cash Flow	**$ 17,749**
Half-Year Dividends	$ (10,500)
Surplus Cash	**$ 7,249**
Normalize for 1st Half Cash Div. Received from Subs.*	$ (1,300)
Net, Normalizing For a Half-Year	**$ 5,949**

** Cash Dividends Received From Subsidiaries Once Per Year Only in 1st Half of the Year*

Free Cash Flow After
- Interest Payments
- Tax Payments
- Capital Expenditures

Free Cash Flow Per share
$1.87 p/s
Six Months FY2014

Surplus Cash Flow After
- Interest Payments
- Tax Payments
- Capital Expenditures, and
- Planned Dividends

LANDAUER®

Segment Highlights

	Optimize the Core	Competitive Growth	Strategic Expansion
Radiation Measurement	▪ ERP investment – New customer enhancements/functionality – More than 11,000 customers on new online system/ 3,000 on legacy system ▪ EMEA management structure transition/revenue growth	▪ Radwatch military sales of $8M in FY 2013 ▪ New informatics radiation management tools introduced in FY 2014 ▪ Next generation Microstar system - oncology patient dose	▪ Next generation dosimetry platform investments – Customer Efficiency – State of the art reporting applications – LDR cost reductions
Medical Physics	▪ Optimize personnel utilization ▪ Exit low margin legacy contracts ▪ 11.4% operating margin FY'13, compared to 6.7% in FY '12	▪ 4 Enterprise wide radiation safety solution agreements under negotiation - $10M revenue potential ▪ First Enterprise wide contract signed in Q2 FY 2014 $2.6M	▪ Strategic acquisitions tied to integrated delivery networks ▪ New TJC (The Joint Commission) accreditation requirements
Medical Products	▪ New medical device senior leadership team stabilizes business	▪ FY 2014 segment stability ▪ Focus on $8M pipeline execution ▪ New Spherz initiative - successfully launched in Q4 FY 2013	▪ Completed 2 acquisitions in FY 2013/2014 ▪ Transition to image-guided surgery, medical device company

LANDAUER®

Strategic Initiatives

Core Business Investments Focused on Top and Bottom Line Benefits

Radiation Measurement

	2012	2013	2014	2015 – 2017
Military	$5M	$8M	$3M - $5M	$50M - $150M
	Investments in technology and building military channel generates new revenue		Negative impact of sequestration	Future Revenue Potential
Next Generation Dosimetry Platform	R&D Expenses: $200K	R&D Expenses: $500K	R&D Expenses: $3M	$1M - $5M
	Investments in technology to increase revenue and reduce costs			$1M - $5M cost reduction potential




JANICE
WILMINGTON
RADIOLOGY
UNIVERSITY
MEDICAL CENTER
luxel+

LANDAUER®

Strategic Initiatives

Enterprise Wide Radiation System Sell Gaining Traction

Medical Physics

2012	2013	2014	2015 – 2017
Profitability 10%	Premier Agreement $50M Targets	4 Systems $10M Revenue Potential	Premier $250M
Optimize cost structure/improve profitability	First industry medical physics GPO agreement	New TJC (The Joint Commission) accreditation requirements	Leverage new TJC accreditation requirements ▪ Phase 1: Ct – 7/1/14 ▪ Phase 2: Flouro – 7/1/15

Enterprise Wide Radiation Safety Solution



LANDAUER®

Strategic Initiatives

Building a Medical Device Business

Medical Products

2012	2013	2014	2015 – 2017

Spherz and Image Guided System Medical Devices



Business Stabilization		Transition to device business	$10M - $30M
New medical device senior leadership	2 image guided system's companies acquired	3 Patents 2 FDA 510(k) Submissions OEM Partnering Discussions	New image guided devices drive transition to device business

LANDAUER®


GLOBAL MONITORING
01/07-03/07
Dr. Susan Winters
BRIAN SUMMERS
RADIOLOGY
UNIVERSITY MEDICAL CENTER
luxel+
U.S. ARMY

Respect
Innovation
Honesty
Reliability

Financial Overview

LANDAUER

Landauer Financial Overview

Revenue

($ in millions, FYE 9/30)


$93.8
$114.4
$120.5
$152.4
$150.2
2009
2010
2011
2012
2013

Adjusted EBITDA

($ in millions, FYE 9/30)


$45.3
$46.6
$48.5
$54.2
$49.2
2009
2010
2011
2012
2013

- Approximately 90% of revenue derived from subscription and is recurring in nature
- Contract with U.S. military to replace its antiquated radiation monitoring system provides opportunities to expand to other global military and first responder markets
- Strategic expansion contributing to long term growth prospects
- Strong history of EBITDA to support dividend return to shareholders, reinvestment in the core business and capital required to support strategic expansion
- Diversified business platform

LANDAUER

Q2 FY14 Financial Highlights

Revenue



$40
$30
$20
$10
$0
Millions
$2
$8
$29
$2
$8
$27
Q2 2014
Q2 2013
Rad Measurement
Med Physics
Med Products

Adjusted EBITDA



$15
$10
$5
$0
Millions
$11.9
$12.0
Q2 2014
Q2 2013

Free Cash Flow



$20
$15
$10
$5
$0
Millions
$17.7
$3.1
Q2 2014
Q2 2013

- Revenue of $39.5 million in the second quarter of fiscal 2014.
- Operating income of $7.4 million versus $7.2 million in prior year period. Adjusted operating income for non-cash stock based compensation, acquisition, and non-recurring expenses: $7.6 million.
- Net income was $5.0 million, or $0.52 per diluted share. Adjusted Net Income of $5.2 million, or $0.55 per diluted share excludes non-cash stock based compensation, acquisition, and non-recurring expenses.
- Adjusted EBITDA of $11.9 million versus $12.0 million in the prior year period, which reflects increased revenue and gross profit offset by higher R&D and SG&A expenses and lower non cash stock based compensation.

LANDAUER®

Outlook

Fiscal Year 2014 Outlook

- Expected Revenue $140 to $160 million
- Adjusted EBITDA of $44 to $47 million
- Net Income of $16 to $18 million

FY 2014 Outlook vs. FY 2013 Actual

- Risks associated with military funding for the Radwatch product in 2014
- Significant next generation dosimetry platform investments

LANDAUER®

Dividend Policy

Recent Dividend Payment

- Board of Directors declared a regular quarterly cash dividend of $0.55 per share for the first quarter of fiscal 2014
  - This represents an annual rate of $2.20 per share, consistent with fiscal 2013 levels
  - For the fourth fiscal quarter, the dividend was paid on January 6, 2014 to shareholders of record on December 23, 2013

LANDAUER


GLOBAL MONITORING
01/07-03/07
Dr. Susan Winters
BRIAN SUMMERS
RADIOLOGY
UNIVERSITY MEDICAL CENTER
luxel+

Respect
Innovation
Honesty
Reliability

Appendix

LANDAUER®

FY 2012 Through FY 2014 Key Drivers

FY 2012 – FY 2013 Drivers

- **Military Radwatch Revenue:**
  - 2012 Actual $4.4M; 2013 Actual $8.1M; 2014 Guidance $2.3M; 2014 Opportunity $12.0M
- **IT Platform Enhancement:**
  - $4.6M additional expense in 2013 vs. 2012: $2.3M depreciation & $2.3M IT & Customer Service expense
    - IT expense not incremental cash as resources expensed in 2013 vs. capitalized in pre system go-live period in Q4 2012
  - 2013 GP percentage impact – 310 b.p.'s negative effect
- **2013 Profit Improvement Actions - $3.5M annual impact:**
  - EMEA & North America Restructuring
  - Customer Service Restructuring
  - Discretionary Spending Cuts
- **2014 Technology Investment - $3.2M**
  - Next Generation Dosimetry Platform
- **Medical Products**
  - IZI Operating Income Step-down: 2012 Actual $5.3M; 2013 Actual $0.9M
  - IZI Revenue Step-down: 2012 Actual $13.5M; 2013 Actual $9.5M; 2014 Guidance $11.7M
- **Medical Physics**
  - Med Physics Operating Income Increase: 2012 Actual $2.1M; 2013 Actual $3.5M

FY 2013 – FY 2014 Drivers

- **First driver: Military / Radwatch Funding**
  - Generated $8.1M in military Radwatch revenue in FY 2013
  - Current military funding commitments $3.75M FY 2014. Was $2.3M at FY2013 Q4.
  - Normalized funding environment was $12M FY2014; ~$3M net income
  - Estimated Army spend ~$50M to fully field the Radwatch system
- **Second driver : Our Next Generation Dosimetry Platform Investment**
  - Platform builds upon our military Radwatch system experience; new dosimetry system offering transmitting radiation dose information via electronic wireless platform. Eliminate current manual logistics-intensive badge delivery system.
    - Phased operational cost reduction potentially $1.0M to $5.0M, beginning FY2015 through FY2017
  - Successful advancement, substantial investment in sensor, device and software development
  - Investment ~$2.8M FY 2014 forecast (Q1 actual $1.1M, and Q2 actual $0.6M)
  - Offset by $3.5 million run-rate expense reductions
- **Third driver: Medical Products FY14 performance vs. FY13**
  - Experienced revenue issues associated with the acquired management team Q2 FY13
    - May – June 2013 management changes required; new President begins November 2013
  - FY12 revenue $13.5M; FY13 $9.5M. Q1FY13 annualized revenue run rate $11.3M.
  - Prior year comparison's FY14 vs. FY13, first two quarters / six months will show significant decreases.
  - Business stabilized in Q3 and Q4 of FY2013
  - 2 FDA 510(k) approvals anticipated in Q4 FY2014
- **Fourth driver: Organic revenue growth in Radiation Measurement and Medical Physics product offerings FY14 performance vs. FY13 weighted to F14 Q3 and Q4**
  - Radiation Measurement driven by international growth and new product additions
  - Medical Physics driven by hospitals adopting the enterprise-wide radiation safety solution
  - Signed first enterprise-wide system contract for $2.6M

LANDAUER®

TJC New Imaging Accreditation Requirements

- **TJC - The Joint Commission** accredits ~82% of hospitals in US...Hospitals " surveyed " every 3 years
- 27 Imaging standards published 12/20/13, effective 7/1/14 – CT Protocols
- 6 of the 27 standards directly related to patient dose monitoring
- "Patient Dose" has to be integrated into the patient's medical record
- Patient's previous imaging history available to referring physicians when ordering a study
- CT protocol review must include medical physicist who is board certified or substantial alternative requirements
- New annual medical physics surveys now required of equipment not routinely included in minimalist medical physics services
- Substantial non-compliance items must be addressed, 6-12 months. TJC may elect to withhold full 3 year accreditation
- Medicare reimbursement (typically >>50% of hospital revenue) potentially impacted by gaps in accreditation
- 7/1/14 – new accreditation requirements for Flouroscopy

Website address: www.jointcommission.org

27 New Requirements for DIS + 1 for EOC

New and Revised Requirements for Diagnostic Imaging Services

Standard	EP	Ambulatory Care		Critical Access Hospital		Hospital	
		New	Revised	New	Revised	New	Revised
EC.02.01.01	14		X	X		X	
	16	X		X		X	
EC.02.02.01	17	X		X		X	
EC.02.04.01	7		X	X		X	
EC.02.04.03	15		X	X		X	
	17		X		X		X
	19	X		X		X	
	20	X		X		X	
	21	X		X		X	
	22	X		X		X	
	23	X		X		X	
EC.02.06.05	4	X		X		X	
	6	X		X		X	
HR.01.02.05	19	X		X		X	
	20	X		X		X	

Standard	EP	Ambulatory Care		Critical Access Hospital		Hospital	
		New	Revised	New	Revised	New	Revised
HR.01.05.03	14	X		X		X	
	25	X		X		X	
MM.06.01.01	13	X		X		X	
PC.01.02.15	5		X		X		X
	6		X		X		X
	7		X (deleted)		X (deleted)		X (deleted)
	10	X		X		X	
	12	X		X		X	
PC.01.03.01	25	X		X		X	
	26	X		X		X	
PI.01.01.01	46	X		X		X	
	47	X		X		X	
PI.02.01.01	6	X		X		X	